ANNUITIES                                                      [LOGO OF MetLife]

APPLICATION FOR INDIVIDUAL FLEXIBLE PREMIUM
VARIABLE ANNUITY

METLIFE INVESTMENT PORTFOLIO ARCHITECT/SM/

MetLife Insurance Company USA ("MetLife")
Home Office Address (no correspondence)
1209 Orange Street, Wilmington, DE 19801

SECTION 1: PRODUCT SELECTION

o   CHOOSE ONE OF THE FOLLOWING OPTIONS.

    [ ]   MetLife Investment Portfolio Architect/SM/

    [ ]   MetLife Investment Portfolio Architect/SM/ C-Share

SECTION 2: ANNUITANT INFORMATION

o   ANNUITANT WILL BE THE OWNER UNLESS THE OWNER INFORMATION SECTION IS
    COMPLETED.

First name                              Middle name                        Last name

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Permanent street address                         City                           State       ZIP

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[ ] Male         Date of birth          Social Security number             Phone number
[ ] Female

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Email address                           Country of legal residence         Country of citizenship

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

ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE, MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

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SECTION 3: OWNER INFORMATION

o COMPLETE IF THE OWNER IS DIFFERENT THAN THE ANNUITANT. CORRESPONDENCE IS SENT TO THE OWNER.

o   Please complete either the individual or entity name field(s).

o The Annuitant and Owner must be the same person for all IRA plan types except IRAs held by a custodian.

o   If the Owner is a Trust, complete the Trustee Certification form.

First name                              Middle name                        Last name

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Entity Name (IF APPLICABLE)

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Permanent street address                         City                           State       ZIP

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[ ] Male      Date of birth/Date of Trust      Social Security number/Tax ID number      Phone number
[ ] Female

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Email address                           Country of legal residence         Country of citizenship

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

o   OPTIONAL: JOINT OWNER INFORMATION (NON-QUALIFIED ONLY)

First name                              Middle name                        Last name

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Permanent street address                     City                               State       ZIP

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[ ] Male         Date of birth          Social Security number             Phone number
[ ] Female

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Email address                                Country of legal residence         Country of citizenship

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

SECTION 4: PRIMARY AND CONTINGENT BENEFICIARY(IES)

o   If more than three beneficiaries are named, attach a separate sheet.

o Either relationship to Owner or Social Security Number (SSN) must be provided for all beneficiaries named.

o   Primary and Contingent Beneficiary percentages must each add up to 100%.

o If ALL Primary Beneficiaries predecease the Owner, then any Contingent Beneficiaries listed below will be considered Primary Beneficiaries unless we are notified otherwise by the Owner.

o If Joint Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.

o The death benefit will be payable to your estate if no designated beneficiary survives you or if you do not designate a beneficiary.

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

PRIMARY BENEFICIARY

First name                   Middle name                  Last name                            % OF
                                                                                               PROCEEDS
---------------------------------------------------------------------------------------------

Relationship to Owner(s)     Date of birth      Social Security number     Phone number

---------------------------------------------------------------------------------------------

Permanent street address                        City                       State    ZIP

--------------------------------------------------------------------------------------------------------

[ ]  PRIMARY     [ ]  CONTINGENT

First name                   Middle name                  Last name                            % OF
                                                                                               PROCEEDS
---------------------------------------------------------------------------------------------

Relationship to Owner(s)     Date of birth      Social Security number     Phone number

---------------------------------------------------------------------------------------------

Permanent street address                        City                       State    ZIP

--------------------------------------------------------------------------------------------------------

[ ]  PRIMARY     [ ]  CONTINGENT

First name                   Middle name                  Last name                            % OF
                                                                                               PROCEEDS
---------------------------------------------------------------------------------------------

Relationship to Owner(s)     Date of birth      Social Security number     Phone number

---------------------------------------------------------------------------------------------

Permanent street address                        City                       State    ZIP

--------------------------------------------------------------------------------------------------------

SECTION 5: PLAN TYPE (CHECK ONLY ONE)

[ ]  Non-Qualified   [ ]  Traditional IRA   [ ]  Roth IRA   [ ]  SEP

SECTION 6: INITIAL PURCHASE PAYMENT AMOUNT (COMPLETE ALL THAT APPLY FOR EACH PURCHASE PAYMENT TYPE)

SOURCE OF FUNDS:

o Enter the appropriate letter from the sources listed below in the details box of the payment chart.

o If Money market account was funded with mutual funds within the last six months, select mutual fund as source.

    A) Annuity (including 403(b))           F) Life Insurance                     K) Real estate
    B) Bonds                                G) Loan                               L) Savings
    C) Certificate of Deposit               H) Money market account               M) Stocks
    D) Discretionary income (Salary/Bonus)  I) Mutual fund (including 403(b)(7))  N) Other
    E) Endowment                            J) Pension assets

TAX MARKET OF SOURCE FUNDS

o Enter the appropriate number from the tax markets listed below in the details box of the payment chart.

    1) Qualified (401(a), 401(k), 403(a), Keogh, Pension Plan,      3) Roth IRA    5) 403(b), 403(b)(7)(rollover)
       etc.) (rollover)                                             4) SIMPLE IRA  6) Non-Qualified
    2) Traditional IRA, SEP IRA (rollover), SAR-SEP IRA (rollover)     (rollover)

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TOTALS:

o Please total the purchase payment amount for each of the incoming funds listed below.

            TOTAL INITIAL PURCHASE PAYMENT AMOUNT $
                                                    ----------------

            PAYMENT TYPE                   DELIVERY METHOD                            DETAILS FOR INCOMING FUNDS
      -------------------------  ----------------------------------      ---------------------------------------------------
  1   [ ] Transfer               [ ] Payment with application            AMOUNT: $
                                                                                   ------------------------------------------
      [ ] 1035 Exchange          [ ] Transfer paperwork with             Source of funds:         Source (if other):
                                     application                                          -------                    -------
      [ ] Rollover                                                       Tax market of source fund:
                                                                                                    ------------------------
      [ ] Contribution/Payment   [ ] Electronic payment                  If source is endowment: Maturity date
                                                                                                               -------------
                                                                         For IRA contributions: Tax year
                                                                                                         -------------------

  2   [ ] Transfer               [ ] Payment with application            AMOUNT: $
                                                                                   ------------------------------------------
      [ ] 1035 Exchange          [ ] Transfer paperwork with             Source of funds:        Source (if other):
                                     application                                          ------                    --------
      [ ] Rollover                                                       Tax market of source fund:
                                                                                                    ------------------------
      [ ] Contribution/Payment   [ ] Electronic payment                  If source is endowment: Maturity date
                                                                                                               -------------
                                                                         For IRA contributions: Tax year
                                                                                                         -------------------
  3   [ ] Transfer               [ ] Payment with application            AMOUNT: $
                                                                                   ------------------------------------------
      [ ] 1035 Exchange          [ ] Transfer paperwork with             Source of funds:         Source (if other):
                                     application                                          -------                    -------
      [ ] Rollover                                                       Tax market of source fund:
                                                                                                    ------------------------
      [ ] Contribution/Payment   [ ] Electronic payment                  If source is endowment: Maturity date
                                                                                                               -------------
                                                                         For IRA contributions: Tax year
                                                                                                         -------------------

SECTION 7: OPTIONAL BENEFIT RIDER (SUBJECT TO STATE AVAILABILITY AND AGE RESTRICTIONS. OTHER RESTRICTIONS MAY APPLY.)

This rider may only be chosen at the time of application. There are additional charges for the optional rider. Once elected, this option may not be changed.

OPTIONAL RETURN OF PREMIUM DEATH BENEFIT RIDER

     o If the optional Return of Premium Death Benefit Rider is not elected, the standard death benefit equal to the Account Value will be provided at no additional charge.

[ ] Return of Premium


SECTION 8: REPLACEMENTS (MUST BE COMPLETED)

Does the applicant have any existing life insurance policies or annuity contracts?          [ ] Yes    [ ] No
Will the proposed annuity replace, discontinue, or change any existing policy or contract?  [ ] Yes    [ ] No

If "Yes" to either, ensure that any applicable disclosure and replacement forms are attached.

Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

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SECTION 9: NOTICE(S) TO APPLICANT(S)

ALABAMA, ARKANSAS, DISTRICT OF COLUMBIA, LOUISIANA, NEW MEXICO, OHIO, RHODE ISLAND AND WEST VIRGINIA RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

COLORADO RESIDENTS ONLY: It is unlawful to knowingly provide false, incomplete or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS ONLY: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

KENTUCKY RESIDENTS ONLY: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

MAINE, TENNESSEE AND WASHINGTON RESIDENTS ONLY: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR MISLEADING INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES OR DENIAL OF INSURANCE BENEFITS.

MAINE RESIDENTS ONLY: A Premium Tax may be assessed. The State Premium Tax is currently 2%.

MARYLAND RESIDENTS ONLY: Any person who knowingly or willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly or willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

MASSACHUSETTS RESIDENTS ONLY: The variable annuity for which you are making this application gives us the right to restrict or discontinue allocations of purchase payments to the Fixed Account and reallocation from the Subaccounts to the Fixed Account. This discontinuance right may be exercised for reasons which include but are not limited to our ability to support the minimum guaranteed interest rate of the Fixed Account when the yields on our Investments would not be sufficient to do so. This discontinuance will not be exercised in an unfairly discriminatory manner. The prospectus also contains additional information about our right to restrict access to the Fixed Account in the future. BY SIGNING THIS APPLICATION, I ACKNOWLEDGE THAT I HAVE RECEIVED, READ AND UNDERSTOOD THE STATEMENTS IN THIS APPLICATION AND IN THE PROSPECTUS THAT THE FIXED ACCOUNT MAY NOT BE AVAILABLE AT SOME POINT DURING THE LIFE OF THE CONTRACT INCLUDING POSSIBLY WHEN THIS CONTRACT IS ISSUED.

NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

OKLAHOMA RESIDENTS ONLY: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

OREGON RESIDENTS ONLY: Any person who knowingly presents a false statement about a material fact in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

PENNSYLVANIA RESIDENTS ONLY: ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

VIRGINIA RESIDENTS ONLY: ANY PERSON WHO, WITH THE INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT MAY HAVE VIOLATED THE STATE LAW.

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SECTION 10: ACKNOWLEDGEMENTS AND SIGNATURE(S)

By signing below, I (we) acknowledge the following:

o I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application.

o I (We) acknowledge receipt of the current prospectus of MetLife's Investment Portfolio Architect/SM/.

o CONTRACT VALUES AND BENEFITS BASED ON SEPARATE ACCOUNT ASSETS ARE NOT GUARANTEED AND WILL DECREASE OR INCREASE WITH INVESTMENT EXPERIENCE.

o I (We) have read the Notice to Applicant(s) in Section 9 above applicable to me (us).

o I (We) understand that there is no additional tax benefit obtained by funding a Traditional or Roth IRA with an annuity.

o I (WE) UNDERSTAND THAT METLIFE DOES NOT GUARANTEE THE TAX CONSEQUENCES OF THE ANNUITY (INCLUDING, BUT NOT LIMITED TO, WHETHER THE TRADITIONAL OR ROTH IRA OR OTHER TAX-QUALIFIED ANNUITY MEETS MINIMUM DISTRIBUTION REQUIREMENTS AND HOW MUCH OF EACH INCOME PAYMENT IS EXCLUDABLE FROM INCOME AS A RETURN OF ANY AFTER-TAX CONTRIBUTION), AND I (WE) SHOULD CONSULT MY (OUR) OWN TAX ADVISOR PRIOR TO PURCHASE OF THE ANNUITY.

Note: if the Owner is a non-natural person, print the name of the Owner and have one or more Owner representatives sign.

Location where the application is signed

City                                                                   State

-------------------------------------------------------------------------------------------------
Signature and title of Owner (ANNUITANT UNLESS OTHERWISE NAMED)        Date signed (MM/DD/YYYY)

-------------------------------------------------------------------------------------------------
Signature of Joint Owner (IF APPLICABLE)                               Date signed (MM/DD/YYYY)

-------------------------------------------------------------------------------------------------
Signature of Annuitant (IF DIFFERENT THAN THE OWNER)                   Date (MM/DD/YYYY)

-------------------------------------------------------------------------------------------------

SECTION 11: REPRESENTATIVE INFORMATION

All information provided by the applicant has been truly and accurately recorded.

Does the applicant have any existing life insurance policies or annuity contracts?          [ ] Yes  [ ] No
Will the proposed annuity replace, discontinue, or change any existing policy or contract?  [ ] Yes  [ ] No

If "Yes" to either, ensure that any applicable disclosure and replacement forms are attached.

Signature of Primary Representative                                         Date (MM/DD/YYYY)

-------------------------------------------------------------------------------------------------

Representative First name     Middle name                Last name

-------------------------------------------------------------------------------------------------

State license I.D. number (REQUIRED FOR FL)              Business phone number

-------------------------------------------------------------------------------------------------

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